Exhibit 10.4

EXECUTION VERSION

AMENDMENT AND SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT AND SUPPLEMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of April 26, 2018 (this “Amendment and Supplement”), is entered into among Archrock Partners Operating LLC, a Delaware limited liability company (“Archrock Partners Operating”), Archrock Partners, L.P., a Delaware limited partnership (“APLP”), Archrock Partners Finance Corp., a Delaware corporation (“Archrock Partners Finance”), Archrock Partners Leasing LLC, a Delaware limited liability company (“Archrock Partners Leasing”, and together with Archrock Partners Operating, APLP and Archrock Partners Finance, the “Initial Grantors”), Archrock Services, L.P., a Delaware limited partnership (“ASLP”), Archrock, Inc., a Delaware Corporation (“AROC”), AROC Corp., a Delaware corporation (“AROC Corp.”), AROC Services GP LLC, a Delaware limited liability company (“AROC Services GP”), AROC Services LP LLC, a Delaware limited liability company (“AROC Services LP”), Archrock Services Leasing LLC, a Delaware limited liability company (“Archrock Services Leasing”), Archrock GP LP LLC, a Delaware limited liability company (“Archrock GP”), Archrock MLP LP LLC, a Delaware limited liability company (“Archrock MLP”, and together with ASLP, AROC, AROC Corp., AROC Services GP, AROC Services LP, Archrock Services Leasing and Archrock GP, the “New Grantors”, and together with the Initial Grantors, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as the administrative agent for the lenders (“Lenders”) party to the Credit Agreement referred to below (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Security Agreement (as defined below).

RECITALS

A.                                    The Initial Grantors and the Administrative Agent are parties to (i) that certain Credit Agreement, dated as of March 30, 2017 (as amended by the Amendment No. 1 (as defined below) and as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”) and (ii) that certain Pledge and Security Agreement, dated as of March 30, 2017 (as it may be amended, modified, extended or restated from time to time, the “Security Agreement”), pursuant to which, among other things, each of the Initial Grantors granted a security interest in the Collateral described therein to the Administrative Agent on behalf of and for the ratable benefit of the Secured Parties (as defined in the Credit Agreement).

B.            The Initial Grantors, the Lenders party thereto and the Administrative Agent entered into that certain Amendment No. 1 to Credit Agreement, dated of even date herewith (“Amendment No. 1”), pursuant to which, among other things, the New Grantors became Loan Parties under the Credit Agreement on the Additional Amendments Effective Date (as defined therein).

C.            The parties hereto have agreed to amend the Security Agreement as provided for herein, and this Amendment and Supplement is permitted to be executed by the Administrative Agent and the Grantors in accordance with Section 8.7 of the Security Agreement.

D.            Pursuant to Section 5.14 of the Credit Agreement and Section 4.15 of the Security Agreement, each of the New Grantors is required to become a Grantor under the Security Agreement.

E.            In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.             Amendments to Security Agreement.

(a)           The phrase “Such Grantor will provide to the Administrative Agent in accordance with the timeframe set forth in Section 5.15 of the Credit Agreement” set forth in Section 4.13 of the Security Agreement is hereby replaced in its entirety with the following phrase:

“Such Grantor will promptly (or, if applicable, in accordance with the timeframe set forth in Section 5.16 of the Credit Agreement) provide to the Administrative Agent”

(b)           Section 7.1(a) of the Security Agreement is hereby replaced in its entirety to read as follows:

“To the extent not delivered on the Amendment No. 1 Additional Amendments Effective Date, not later than ninety (90) days (or such longer period as the Administrative Agent may agree in its sole discretion) after the Amendment No. 1 Additional Amendments Effective Date, each Grantor shall execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Deposit Account (other than any Excluded Account) maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables will be deposited (each, a “Collateral Deposit Account”), which Collateral Deposit Accounts are identified as such on Exhibit B.  After the Effective Date, each Grantor will comply with the terms of Section 7.2.”

(c)           The first sentence of Section 7.1(b) of the Security Agreement is hereby replaced in its entirety to read as follows:

“(b)       Each Grantor shall direct all of its Account Debtors to forward payments directly to Collateral Deposit Accounts, unless such payment is otherwise permitted to be made to an Excluded Account.”

(d)           Each reference to “Section 2.18” in Section 7.3 of the Security Agreement is hereby replaced with “Section 2.19”.

(e)           The reference to “Section 2.10(b)” in Section 7.3 of the Security Agreement is hereby replaced with “Section 2.11(b)”.

(f)            Section 7.4 of the Security Agreement is hereby replaced in its entirety to read as follows:

“7.4       Notwithstanding anything to the contrary herein, in any other Loan Document, or in any Deposit Account Control Agreement, Securities Account Control Agreement or Commodity Account Control Agreement entered into pursuant to the requirements of the Loan Documents, the Administrative Agent hereby agrees that it will not deliver any “Access Termination Notice” or “Disposition Instructions” or any equivalent notice of exclusive control, or otherwise exercise any equivalent rights, in each case under any Deposit Account Control Agreement, Securities Account Control Agreement or Commodity Account Control Agreement unless, in any such case, (x) an Event of Default has occurred and is continuing or (y) a Cash Dominion Trigger Period has occurred and is continuing.”

2

2.             Supplement to Security Agreement.  By its execution below, each of the New Grantors agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by such Security Agreement as if originally a party thereto.  Each of the New Grantors hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations.

By its execution below, each of the New Grantors represents and warrants as to itself that all of the representations and warranties contained in the Security Agreement are true and correct in all respects as of (and as though made on) the date hereof.  Each of the New Grantors represents and warrants that the supplements to the Exhibits to the Security Agreement attached hereto as Exhibit A are true and correct in all respects and such supplements set forth all information required to be scheduled under the Security Agreement.  The New Grantor shall take all steps necessary to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against such New Grantor’s Collateral, including, without limitation, delivering all certificated Pledged Collateral to the Administrative Agent (and other Collateral required to be delivered under the Security Agreement), and taking all steps necessary to properly perfect the Administrative Agent’s interest in any uncertificated Pledged Collateral.

3.             Effectiveness; Conditions Precedent.  This Amendment and Supplement shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment and Supplement executed by each of the Initial Grantors, each of the New Grantors and the Administrative Agent.

4.             Reaffirmation.  Except as specifically amended by this Amendment and Supplement, all of the terms and conditions of the Security Agreement and of each of the other Collateral Documents (as defined in the Credit Agreement) shall remain in full force and effect.  Each Initial Grantors hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants contained therein.  All liens and security interests created and granted by the Security Agreement before this Amendment and Supplement shall continue to exist, remain valid and subsisting, shall not be impaired or released hereby, shall remain in full force and effect and are hereby ratified, affirmed, extended and conveyed as continuing security for the Secured Obligations (as defined in the Credit Agreement).

5.             Security Agreement Supplement.  For the avoidance of doubt, for all purposes of the Security Agreement and Credit Agreement, this Amendment and Supplement shall be treated as a Security Agreement Supplement, and no additional Assumption Agreement under Section 4.15 of the Security Agreement is needed for each New Grantor to be added as a party to the Security Agreement.

6.             Counterparts/Telecopy.  This Amendment and Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment and Supplement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

3

7.             GOVERNING LAW.  THIS AMENDMENT AND SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Supplement to be duly executed as of the date first above written.

INITIAL GRANTORS:	ARCHROCK PARTNERS OPERATING LLC

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

ARCHROCK PARTNERS, L.P.

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

ARCHROCK PARTNERS FINANCE CORP.

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

ARCHROCK PARTNERS LEASING LLC

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

NEW GRANTORS:	ARCHROCK SERVICES, L.P.

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

ARCHROCK, INC.

	By:	/s/ D. Bradley Childers
	Name:	D. Bradley Childers
	Title:	President and Chief Executive Officer

Signature Page to Amendment and Supplement to Pledge and Security Agreement

AROC CORP.

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

AROC SERVICES GP LLC

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

AROC SERVICES LP LLC

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

ARCHROCK SERVICES LEASING LLC

By:	/s/ D. Bradley Childers
Name:	D. Bradley Childers
Title:	President and Chief Executive Officer

ARCHROCK GP LP LLC

By:	/s/ Pamela Jasinski
Name:	Pamela Jasinski
Title:	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela Jasinski
Name:	Pamela Jasinski
Title:	Manager

Signature Page to Amendment and Supplement to Pledge and Security Agreement

ADMINISTRATIVE AGENT:	JPMorgan Chase Bank, N.A., as Administrative Agent

	By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

Signature Page to Amendment and Supplement to Pledge and Security Agreement